UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUCOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NUCOR CORPORATION

C/O PROXY SERVICES

P.O. BOX 9142

FARMINGDALE, NY 11735

D37651-P50316-Z79210

Your Vote Counts!

NUCOR CORPORATION

2021 Annual Meeting

Vote by May 12, 2021

11:59 PM ET

You invested in NUCOR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2021.

Get informed before you vote

You can view the Notice of Annual Meeting and Proxy Statement and the Annual Report online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a paper or e-mail copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy.

Smartphone users	Vote During the Meeting
Point your camera here and	May 13, 2021
vote without entering a	10:00 AM ET
control number
Virtually at: www.virtualshareholdermeeting.com/NUE2021

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items			Recommends

1.	Election of the seven nominees as directors		For
Nominees:
	01) Patrick J. Dempsey	05) Leon J. Topalian
	02) Christopher J. Kearney	06) John H. Walker
	03) Laurette T. Koellner	07) Nadja Y. West
04) Joseph D. Rupp

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Nucor’s independent registered public accounting firm for 2021		For

3.	Approval, on an advisory basis, of Nucor’s named executive officer compensation in 2020		For

In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Each of proposals 1, 2 and 3 has been proposed by Nucor Corporation.

Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D37652-P50316-Z79210